SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2017

CLIFTON BANCORP INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36390	46-4757900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015

(Address of principal executive offices) (Zip Code)

(973) 473-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 9, 2017, Paul M. Aguggia, the Chairman, President and Chief Executive Officer of Clifton Bancorp Inc. (the “Company”), the holding company for Clifton Savings Bank, will deliver a slide presentation at the Company’s 2017 annual meeting of stockholders. The presentation materials will include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted to the Company’s website on August 9, 2017. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Other Exhibits

(d)	Exhibits

Number	Description

99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CLIFTON BANCORP INC.

Date: August 7, 2017	By:	/s/ Paul M. Aguggia
Paul M. Aguggia
Chairman, President and
Chief Executive Officer